                            POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Joel A. Ronning,

     Thomas M. Donnelly, Kevin L. Crudden and Michael J. Sullivan,

     the undersigned's true and awful attorneys- in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Digital River, Inc. (the

     "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the

     Securities Exchange Act of 1934 (the "Exchange Act"), and the rules thereunder;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such

     Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file any such form with the United States

     Securities and Exchange Commission and any stock exchange or similar authority; and

(3)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-

     fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done pursuant to this power of attorney.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the attorneys-in-fact.

     The undersigned has caused this Power of Attorney to be executed as of this 5th day of March, 2009.

                                      /s/ Douglas M. Steenland

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                                      (Signature)

                                      Douglas M. Steenland

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                                      (Printed Name)